Exhibit 10.34

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of [_________], [__] (this “Agreement”), is entered into by and among SQL Technologies Corp., a Florida corporation (the “Company”), and the undersigned investor (the “Investor”). The Company and the Investor are each a “Party” and collectively, the “Parties”.

RECITALS

WHEREAS, On the terms and subject to the conditions set forth herein and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Investor is willing to purchase from the Company, and the Company is willing to sell to the Investor, a 3-Year Subordinated Convertible Balloon Promissory Note in the principal face amount of [__________] Dollars ($[___]). Interest shall accrue at the rate of six percent (6%) per annum and payable in cash or Common Stock of the Company, in the sole and absolute discretion of the Investor, quarterly in arrears. For a period of three (3) years from the first date appearing on this Agreement (the “Conversion Period”), the Investor may, in its sole and absolute discretion, convert the Note into shares of the Company’s common stock (the “Common Stock”) at $15.00 per share; and

WHEREAS, Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.

AGREEMENT

NOW THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

1. The Note.

Issuance of the Note. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase, a three (3) year Subordinated Convertible Balloon Promissory Note in the principal face amount of [_________] ($[__]) (the “Note”). The Note shall be convertible in the sole and absolute discretion of the Investor into shares of Common Stock at $15.00 per share, shall bear interest at the rate of six percent (6%) per annum and interest shall be payable annually in arrears in cash or Common Stock of the Company, in the sole and absolute discretion of the Investor, with deemed value of $15.00 per share. The Note and shares of Common Stock of the Company issuable upon conversion thereof, as the case may be, are referred to collectively as the “Securities”.

(a) Closing. The sale and purchase of the Note shall take place at a closing (the “Closing”) to be held on or before [_____] ([  ]) business days from the date of this Agreement and at such place as the Company and the Investor may determine (the “Closing Date”). At the Closing, the Company will deliver to the Investor the Note to be purchased by the Investor, against receipt by the Company of the corresponding principal amount (the “Purchase Price”). The Note will be registered in the Investor’s name in the Company’s records. This Agreement and the Note shall hereinafter be the “Transaction Documents”. In the event the Company provides photocopies of the Transaction Documents, it will provide the original documents within five (5) business days of the Closing.

(b)       Deliveries:

(i)       By the Company. On or prior to the Closing (except as noted), the Company shall deliver or cause to be delivered to the Investor the following:

a.       this Agreement duly executed by the Company; and

b.       the Note, or a photocopy thereof, with a principal amount equal to the Investor’s Purchase Price, registered in the name of the Investor.

In the event photocopies are provided in lieu of original Note, the Company will cause to be delivered the original document within five (5) business days of the Closing.

(ii)       By the Investor. On or prior to the Closing (except as noted), the Investor shall deliver or cause to be delivered to (or received by the Investor per Sections (b)(ii)(b) and (b)(ii)(c) below) the Company the following:

a.       this Agreement duly executed by the Investor;

b.       a copy of the Note provided by the Company per Section (b)(i)(b) above; and

c.       such Investor’s Purchase Price payable by wire transfer to SQL Technologies Corp. pursuant to the following wire instructions:

Account Title:	[*]
Account Number:	[*]
Bank Routing Number:	[*]
[*]
Bank Swift Code:	[*]
Bank Address:	[*]
[*]
[*]

Uses of Proceeds. The proceeds of the sale and issuance of the Notes shall be used for general corporate purposes.

2. Representations and Warranties of the Company. The Company represents and warrants to Investor that:

(a)       Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

(b)       Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c)       Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d)       Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s certificate of incorporation, as amended and restated, or bylaws (as amended, the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e)       Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the stockholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than (i) such as have been obtained and remain in full force and effect; (ii) such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement; and (iii) other than the necessary corporate approvals for the authorization of any shares of capital stock of the Company into which the Notes may be converted.

(f)       No Violation or Default. To the knowledge of the Company, it is not in violation of or in default with respect to (i) its Charter Documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; or (ii) any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(g)       Intellectual Property. To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of the rights of, others.

(h)       Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to Investor by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)       No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with applicable law and Securities and Exchange Commission rules and guidance, to determine whether any Covered Person (as hereinafter defined) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(l)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Notes; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

(j)       Investor Status. The Company confirms that the Investor is a director, officer, or employee of the Company as of the date of this Agreement and the Company acknowledges that the Investor is being offered the Securities as additional compensation and/or incentive for such role/services.

3. Representations and Warranties of Investor. The Investor represents and warrants to the Company upon the acquisition of a Note as follows:

(a)       Organization; Authority. The Investor is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Investor. Each Transaction Document to which it is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)       Own Account. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Investor’s right to sell the Securities in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(c)       Investor Status. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts, in whole or in part, the Note it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act. In addition, the Investor confirms that it is a director, officer, or employee of the Company as of the date of this Agreement and the Investor acknowledges it is being offered the Securities as additional compensation and/or incentive for such role/services.

(d)       Experience of Such Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)       General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)       Transfer Restrictions.

(i) The Investor acknowledges that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement.

(ii)       The Investor agrees to the imprinting of a legend on any of the Securities in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS |NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(g)       Access to Information, The Investor acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Notwithstanding this Section 3(g), for so long as the Note remains outstanding, but in no event longer than three (3) years from the Closing Date, the Company’s Chief Executive Officer and/or executive management team shall conduct regular (frequency to be determined) telephone calls with Investor or Investor’s representatives.

4. Conditions to Closing of the Investor. The Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Investor:

(a)       Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made and shall be true and correct on the Closing Date.

(b)       Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c)       Transaction Documents. The Company shall have duly executed and delivered to the Investors this Agreement and the Note.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Note at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a)       Representations and Warranties. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

(b)       Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c)       Purchase Price. The Investor shall have delivered to the Company the Purchase Price in respect of the Note being purchased by such Investor referenced in Section 1(b) hereof.

6.       Miscellaneous

(a)       Waivers and Amendments. Any provision of this Agreement and the Note may be amended, waived or modified only upon the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the Parties hereto.

(b)       Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida or of any other state.

(c)       Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d)       Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, including, but not limited to the Term Sheet, whether written or oral, respecting the subject matter hereof.

(e)       Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, emailed, mailed or delivered to each party as follows:

(i) if to Investor:

____________________________

____________________________

____________________________

or

(ii) if to the Company:

SQL Technologies Corp.

4400 North Point Parkway, Suite 265

Alpharetta, GA 30022

Attention: John P. Campi, CEO

All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by email or facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(f)       Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(g)       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

************************************************************

The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

COMPANY	INVESTOR

SQL TECHNOLOGIES CORP.	By:
Name:
Title:

Address:
Name:
Title:

EXHIBIT “A”

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD TIME.

SQL TECHNOLOGIES CORP.

SUBORDINATED CONVERTIBLE BALLOON PROMISSORY NOTE

Dated as of: [______ ], [__]

FOR VALUE RECEIVED, SQL TECHNOLOGIES CORP. (the “Company”), a Florida corporation, hereby promises to pay to the order of the undersigned, or permitted assigns of the undersigned, (“Holder”) of this Subordinated Convertible Balloon Promissory Note (the “Note”), in lawful money of the United States at the address of Holder set forth below, the principal amount of [ ] ($[ ]) (the “Principal Amount”) plus interest thereon in the manner and at the rate provided herein.

1.       Principal. Unless sooner converted in accordance with Section 3, the principal on this Note is due and payable on the three (3) year anniversary of the date first set forth above (the “Maturity Date”). Upon payment in full of all principal and interest payable hereunder or conversion of this Note pursuant to the terms hereof, this Note shall be surrendered to the Company for cancellation.

2.       Interest. Except as otherwise provided herein, this Note shall bear interest (the “Interest”) on the outstanding balance of principal and interest from the date hereof until this Note is converted or paid in full, at the annual rate of six percent (6.0%) (computed on the basis of a 360-day year). Accrued interest is payable annually in arrears in cash or Common Stock of the Company (rounding to the nearest whole share), in the sole and absolute discretion of the Holder, at a deemed value of $15.00 per share; provided however, that if this Note is converted in accordance with Section 3, accrued and unpaid interest at the time of such conversion shall be converted as set forth in Section 3. Moreover, that if this Note is converted in accordance with Section 3, accrued and unpaid interest at the time of such conversion shall be converted as set forth in Section 3.

3. Conversion.

(a)       This Note shall be convertible into shares of the Company’s common stock (“Common Stock”) in the sole and absolute discretion of the Holder prior to or on the Maturity Date and shall convert into that number of Common Stock as shall equal (i) the principal amount of the Note plus accrued and unpaid interest as of the conversion date divided by (ii) $15.00 per share of Common Stock.

(b)       Upon conversion of the Note, the outstanding principal and accrued interest shall be converted without any further action by the Holder and whether or not the Note is surrendered to the Company or its transfer agent. The Company shall not be obligated to issue certificates evidencing the shares of the securities issuable upon such conversion unless such Note is either delivered to the Company or its transfer agent, or the Holder notifies the Company or its transfer agent that such Note has been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable, but in any event within ten (10) days after such delivery, or such agreement and indemnification, issue and deliver at such office to such Holder of such Note, a certificate or certificates for the securities to which the Holder shall be entitled and any cash amounts payable as the result of a conversion into fractional shares of the securities. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of closing of the transaction causing conversion. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such securities on such date.

(c)       If at any time the number of shares of equity securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will use all commercially reasonable efforts to effect such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of equity securities issuable upon conversion of this Note as shall be sufficient for such purpose.

(d)       Consolidation; Merger; Reclassification:

(i)       In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation), or in case of any sale, lease, or conveyance to another corporation of substantially all of the property and assets of any nature of the Company, such successor, leasing, or purchasing corporation, as the case may be, shall (i) execute with Holder an agreement providing that Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of Common Shares of stock and other securities, property, cash, or any combination thereof receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such consolidation, merger, sale, lease, or conveyance and (ii) make effective provision in its certificate of incorporation or otherwise, if necessary, to effect such agreement.

(ii)       In case of any reclassification or change of the shares of Common Stock issuable upon conversion of this Note in accordance with this Section 3 hereof (other than a change in par value or from no par value to a specified par value), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock issuable upon the conversion of this Note in accordance with this Section 3 hereof (other than a change in par value, or from no par value to a specified par value), Holder shall have the right thereafter to receive upon conversion of this Note solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification, change, consolidation, or merger by a holder of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reclassification, change, consolidation, or merger.

(iii)       The above provisions of this Section 3 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

4.       Acceleration.

(a) This Note shall, at the option of the Holder, become immediately due and payable, and until paid in full, shall bear interest on the outstanding balance of principal at the annual rate of twelve percent (12%) (computed on the basis of a 360-day year), upon written notice from the Holder to the Company upon the occurrence and during the continuance of any of the following events:

(i)       failure to make any payment of principal or interest when due which failure has continued for a period of ten (10) business days after written notice thereof shall have been received by the Company from the Holder hereof;

(ii)       default in the payment or performance of any material obligation, agreement, representation, warranty or covenant of the Company contained in this Note, and such default shall continue for a period of ten (10) days after written notice of such default shall have been received by the Company from the Holder hereof;

(iv)       if the Company shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts as they become due;

(iv)       if the Company shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization arrangement, composition, readjustment, liquidation, dissolution, or similar relief under the present or any future federal bankruptcy code or other applicable federal, state or similar statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of its properties; or

(v)       if within sixty (60) days after the commencement of any proceedings against the Company seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy code or other applicable federal, state or similar statute, law or regulation, such proceeding shall not have been dismissed or if, within sixty (60) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of its properties, such appointment shall not have been vacated.

5.       Liabilities as Stockholder. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be deemed a stockholder of the Company for any purpose solely based on this Note.

6.       Prepayment. The Company shall have the right to repay in whole or in part the unpaid balance of this Note prior to the Maturity Date. The Holder shall have the right to convert this Note pursuant to the terms hereof in lieu of prepayment. Notice the Company’s prepayment must be provided to the Holder and the Holder shall the right within 5 days from the date of such notice to elect to convert this Note pursuant to the terms hereof.

7.       Amendments and Waivers. Subject to this Section 7, no term of this Note may be amended without the written consent of the Company and the Holder. The observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), including, any waiver that has the effect of extending the Maturity Date, only with the written consent of the Company and the Holder of this Note. Any waiver or amendment effected in accordance with this Section shall be binding upon the Holder of this Note.

8.       Governing Law. This Note is being delivered in and shall be construed in accordance with the laws of the State of Florida, without regard to the conflicts of laws provisions thereof.

9.       Attorneys’ Fees. If the indebtedness represented by this Note or any part thereof is collected in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, the Company agrees to pay, in addition to the principal and interest payable hereunder, reasonable attorneys’ fees and costs incurred by Holder.

10.       Notices. Unless otherwise provided, any notice required or permitted under this Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or three (3) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries, in each case addressed as follows, or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties:

(i)       If to the Company to:

SQL Technologies Corp.

4400 North Point Parkway, Suite 265 Alpharetta, GA 30022

Attention: John P. Campi, Chief Executive Office

(ii)       If to the Holder, to:

____________________________

____________________________

____________________________

EXECUTED as of the date first set forth above.

COMPANY: SQL TECHNOLOGIES CORP.

By:
Name:
Title

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